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                                                                   EXHIBIT 10.11

                               FIRST AMENDMENT TO
                          WHITING PETROLEUM CORPORATION
                               PHANTOM EQUITY PLAN

                           (Effective January 1, 2000)

                                    RECITALS:

1. Effective January 1, 2000, Whiting Petroleum Corporation, a Delaware corporation (the "Company"), adopted the Whiting Petroleum Corporation Change of Control Phantom Equity Plan (the "Plan").

2. Pursuant to Section 13 of the Plan, the Board of Directors of the Company reserved the right and power to amend the Plan from time to time in its sole discretion. In accordance with that reserved power and right, the Plan is hereby amended, effective as of January 1, 2000, as set forth below.

                                   AMENDMENT:

1. Section 2.1(y) is hereby amended by the addition thereto of a new subsection (iv) which shall provide in its entirety as follows:

                "(iv)   Within any twelve month period, a sale for cash by the
                Company of assets equal to forty percent (40%) or more of the Corporate Consolidated SEC PV 10% Value.

Except as specifically amended above, the Plan remains in full force and effect as adopted. This Amendment has been executed this 4th day of December, 2002, to be effective as of January 1, 2000.

                                         WHITING PETROLEUM CORPORATION


                                         By: /s/ James J. Volker
                                             --------------------------------
                                             James J. Volker
                                             President & CEO